                                                         BOSTON PROPERTIES, INC.
                                                         8 ARLINGTON STREET
                                                         BOSTON, MA 02116
                                                         (NYSE: BXP)




AT THE COMPANY                  AT THE FINANCIAL RELATIONS BOARD
Edward H. Linde                 Marianne Stewart - General Info. (212) 661-8030
President, CEO, & Director      Claire Koeneman - Analyst (312) 266-7800
David G. Gaw                    Judith Sylk-Siegel - Media (212) 661-8030
SVP & CFO
(617) 859-2600


FOR IMMEDIATE RELEASE:
April 27, 1999


                        BOSTON PROPERTIES, INC. ANNOUNCES
                           FIRST QUARTER 1999 RESULTS


BOSTON, MA, APRIL 27, 1999 - Boston Properties, Inc. (NYSE: BXP) today reported results for the first quarter ended March 31, 1999.

Funds from Operations (FFO) for the quarter ended March 31, 1999 were approximately $45.7 million, or $0.72 per share basic and $0.70 per share diluted, compared to FFO of approximately $29.3 million, or $0.54 per share basic and $0.53 per share diluted for the quarter ended March 31, 1998. The weighted average number of basic and diluted shares outstanding totaled 63,533,638 and 75,862,001 for the quarter ended March 31, 1999, and 54,282,930 and 54,901,575, respectively, for the same quarter last year.

Revenues were approximately $187.6 million for the quarter, compared to revenue of $95.6 million for the same period in 1998. Net income available to common shareholders for the quarter was approximately $24.9 million, compared to $19.6 million for the same period in 1998. Net income per share available to common shareholders for the quarter was $0.39 per share basic and diluted, compared to $0.36 per share basic and diluted last year.

The reported results are unaudited and there can be no assurance that the results will not vary from the final information for the quarter ended March 31, 1999. In the opinion of management, all adjustments considered necessary for a fair presentation of these reported results have been made.

                                     -MORE-

Boston Properties, Inc.
Announces 1Q99 Results
Page 2

As of March 31, 1999, the Company's portfolio consisted of 124 properties comprising more than 32.0 million square feet, including eight properties under development totaling approximately 1.6 million square feet. The overall occupancy rate for the properties in service as of March 31, 1999 was 98.2%.

Properties under development which were placed in service during the first quarter include:

- One and Two Reston Overlook, an approximately 444,000-square-foot Class A office complex located in Reston, VA. Building I is a 12-story, 323,000-square-foot building built-to-suit TRW, a multinational information technology company, on January 15, 1999. Building II is a six-story, 133,000-square-foot building that is 100% leased and 65% occupied with the remaining tenants to take occupancy by June 1, 1999.
     The Company has a 25% interest in these properties.

-    The Residence Inn at Cambridge Center Six, an approximately
     187,500-square-foot hotel with 221 suites located in Cambridge, MA, on February 1, 1999. The Residence Inn is managed by Marriott and is targeted toward extended hotel stays.

- 1301 New York Avenue, an approximately 178,000-square-foot Class A office building in Washington, D.C., on February 13, 1999. The property was acquired on August 14, 1998 and has undergone extensive renovations. The building is currently 100% leased to the General Services Administration.

Additional highlights of the first quarter include:

- Signed binding agreement giving the Company the right to acquire, between now and January 2001, the leasehold interest in the remaining two office development sites in New York City's Times Square for a total purchase price of $312.25 million. Affiliates of the Prudential Insurance Company of America, the sellers, will retain the right to become 33.33% equity participants in the development ventures by contributing, upon an election to participate, their proportionate share of the total project equity.

- Completion of the acquisition of Embarcadero Center, an approximately 4.0 million-square-foot mixed-use urban center located in San Francisco, California, on February 10, 1999. The total acquisition price was approximately $1.2 billion.

- Issuance of 2,000,000 shares of the Company's Series A Convertible Redeemable Preferred Stock for $100.0 million on February 10, 1999 in connection with the acquisition of Embarcadero Center.

- Acquisition of Sumner Square, an approximately 204,000-square-foot office-complex located in Washington, D.C., on March 26, 1999 for approximately $32.6 million, from related parties.


                                     -MORE-

Boston Properties, Inc.
Announces 1Q99 Results
Page 3

Boston Properties, Inc. is a fully integrated, self-administered and self-managed real estate investment trust ("REIT") that develops, redevelops, acquires, manages, operates and owns a diverse portfolio of office, industrial, and hotel properties located predominantly in the Greater Boston; Greater Washington, D.C.; midtown Manhattan; Greater San Francisco; Baltimore, Maryland; Princeton/East Brunswick, New Jersey; and Richmond, Virginia markets. The Company is one of the largest owners and developers of office properties in the United States.

To receive Boston Properties' latest news and corporate developments via fax at no cost, please call 1-800-PRO-INFO; use company code BXP. Visit the Company's web site at http://www.bostonproperties.com. Also see http://www.frbinc.com.

THIS PRESS RELEASE CONTAINS FORWARD-LOOKING STATEMENTS WITHIN THE MEANING OF THE FEDERAL SECURITIES LAWS. FORWARD-LOOKING STATEMENTS ARE INHERENTLY SUBJECT TO RISKS AND UNCERTAINTIES, MANY OF WHICH CANNOT BE PREDICTED WITH ACCURACY. ACQUISITIONS THAT ARE PURSUED BY BOSTON PROPERTIES MAY NOT BE CONSUMMATED FOR A VARIETY OF REASONS, INCLUDING A FAILURE TO REACH AGREEMENT WITH THE SELLING PARTY REGARDING THE ACQUISITION PRICE OR OTHER TERMS OF A CONTRIBUTION OR ACQUISITION AGREEMENT. AGREEMENTS THAT THE COMPANY ENTERS INTO MAY BE TERMINATED FOR A VARIETY OF REASONS, INCLUDING A FAILURE BY THE COMPANY OR THE OTHER PARTY TO FULFILL ALL CONDITIONS REQUIRED FOR CONSUMMATION OF THE AGREEMENTS.

Financial tables follow.

                                       ###

Boston Properties, Inc.
Announces 1Q99 Results
Page 4

                             BOSTON PROPERTIES, INC.
                      CONSOLIDATED STATEMENTS OF OPERATIONS
           (UNAUDITED AND IN THOUSANDS, EXCEPT FOR PER SHARE AMOUNTS)


                                                                                       Three months ended
                                                                                            March 31,
                                                                         ------------------------------------------------
                                                                                 1999                      1998
                                                                         ---------------------     ----------------------
Revenue
     Rental:
         Base rent                                                                $   151,609                $    79,270
         Recoveries from tenants                                                       17,414                      9,557
         Parking and other                                                             10,924                      1,111
                                                                         ---------------------     ----------------------
             Total rental revenue                                                     179,947                     89,938

     Development and management services                                                4,047                      1,776
     Interest and other                                                                 3,646                      3,889
                                                                         ---------------------     ----------------------
             Total revenue                                                            187,640                     95,603
                                                                         ---------------------     ----------------------

Expenses
     Rental:
         Operating                                                                     33,576                     12,999
         Real estate taxes                                                             23,774                     13,531
     General and administrative                                                         6,610                      4,821
     Interest                                                                          50,459                     24,929
     Depreciation and amortization                                                     27,794                     13,095
                                                                         ---------------------     ----------------------
             Total expenses                                                           142,213                     69,375
                                                                         ---------------------     ----------------------

Income before minority interests and joint venture income                              45,427                     26,228
Minority interest in property partnership                                             (4,155)                      (123)
Income from unconsolidated joint venture                                                  213                          -
                                                                         ---------------------     ----------------------
Income before minority interest in Operating Partnership                               41,485                     26,105
Minority interest in Operating Partnership                                           (15,712)                    (6,474)
                                                                         ---------------------     ----------------------
Net income                                                                             25,773                     19,631
Preferred dividend                                                                      (839)                          -
                                                                         ---------------------     ----------------------
Net income available to common shareholders                                       $    24,934                $    19,631
                                                                         ---------------------     ----------------------
                                                                         ---------------------     ----------------------

Basic earnings per share:
     Net income available to common shareholders                                   $     0.39                 $     0.36
                                                                         ---------------------     ----------------------
                                                                         ---------------------     ----------------------
     Weighted average number of common shares outstanding                              63,534                     54,283
                                                                         ---------------------     ----------------------
                                                                         ---------------------     ----------------------

Diluted earnings per share:
     Net income                                                                    $     0.39                 $     0.36
                                                                         ---------------------     ----------------------
                                                                         ---------------------     ----------------------
     Weighted average number of common and common
         equivalent shares outstanding                                                 64,078                     54,902
                                                                         ---------------------     ----------------------
                                                                         ---------------------     ----------------------


Boston Properties, Inc.
Announces 1Q99 Results
Page 5

                             BOSTON PROPERTIES, INC.
                           CONSOLIDATED BALANCE SHEETS
                      (IN THOUSANDS, EXCEPT SHARE AMOUNTS)


                                                                               March 31, 1999             December 31, 1998
                                                                          --------------------------  --------------------------
                                ASSETS                                           (unaudited)
Real estate:                                                                        $     5,018,949             $     4,917,193
      Less: accumulated depreciation                                                      (383,779)                   (357,384)
                                                                          --------------------------  --------------------------
             Total real estate                                                            4,635,170                   4,559,809

Cash and cash equivalents                                                                    33,597                      12,166
Notes receivable                                                                                  -                      420,143
Escrows                                                                                      23,365                      19,014
Tenant and other receivables, net                                                            42,188                      40,830
Accrued rental income, net                                                                   68,615                      64,251
Deferred charges, net                                                                        47,893                      46,029
Prepaid expenses and other assets                                                            25,166                      26,058
Investments in joint ventures                                                                59,664                      46,787
                                                                          --------------------------  --------------------------
           Total assets                                                             $     4,935,658             $     5,235,087
                                                                          --------------------------  --------------------------
                                                                          --------------------------  --------------------------

                 LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities:
      Mortgage notes payable                                                        $     2,758,755             $     2,653,581
      Notes payable                                                                               -                     420,143
      Unsecured line of credit                                                              252,000                      15,000
      Accounts payable and accrued expenses                                                  51,282                      33,638
      Dividends payable                                                                      43,342                      40,494
      Accrued interest payable                                                               12,028                       7,307
      Other liabilities                                                                      22,688                      37,209
                                                                          --------------------------  --------------------------
           Total liabilities                                                              3,140,095                   3,207,372
                                                                          --------------------------  --------------------------

Commitments and contingencies                                                                     -                           -

Minority interests                                                                          768,119                   1,079,234

Preferred stock, $.01 par value, 50,000,000 shares
      authorized, 2,000,000 issued and outstanding                                          100,000                           -

Stockholders' equity:
      Excess stock, $.01 par value, 150,000,000 shares
           authorized, none issued or outstanding                                                 -                           -
      Common stock, $.01 par value, 250,000,000 shares
           authorized, 63,540,106 and 63,527,819 issued and
           outstanding, respectively                                                            635                         635
      Additional paid-in capital                                                            936,745                     955,711
      Dividends in excess of earnings                                                       (9,936)                     (7,865)
                                                                          --------------------------  --------------------------
           Total stockholders' equity                                                       927,444                     948,481
                                                                          --------------------------  --------------------------
                   Total liabilities and stockholders' equity                       $     4,935,658             $     5,235,087
                                                                          --------------------------  --------------------------
                                                                          --------------------------  --------------------------


Boston Properties, Inc.
Announces 1Q99 Results
Page 6

                             BOSTON PROPERTIES, INC.
                              FUNDS FROM OPERATIONS
                          (UNAUDITED AND IN THOUSANDS)


                                                                                Three months ended
                                                                                     March 31,
                                                                    --------------------------------------------
                                                                           1999                   1998
                                                                    --------------------  ----------------------
Income before minority interests                                             $   45,427             $    26,228

Add:
      Real estate depreciation and amortization                                  27,549                  12,944
      Income from unconsolidated joint venture                                      213                       -
Less:
      Minority property partnership's share
         of Funds from Operations                                               (3,163)                   (144)

      Preferred dividends and distributions                                     (7,212)                       -
                                                                    --------------------  ----------------------

Funds from operations                                                        $   62,814             $    39,028
                                                                    --------------------  ----------------------
                                                                    --------------------  ----------------------

Funds from operations available to common shareholders                       $   45,697             $    29,349
                                                                    --------------------  ----------------------
                                                                    --------------------  ----------------------

Weighted average shares outstanding - basic                                      63,534                  54,283
                                                                    --------------------  ----------------------
                                                                    --------------------  ----------------------
      Per share - basic                                                       $    0.72              $     0.54
                                                                    --------------------  ----------------------
                                                                    --------------------  ----------------------

Weighted average shares outstanding - diluted                                    75,862                  54,902
                                                                    --------------------  ----------------------
                                                                    --------------------  ----------------------
      Per share - diluted                                                     $    0.70              $     0.53
                                                                    --------------------  ----------------------
                                                                    --------------------  ----------------------


Boston Properties, Inc.
Announces 1Q99 Results
Page 7

                             BOSTON PROPERTIES, INC
                               PORTFOLIO OCCUPANCY


                                                                       Occupancy by Location
                                                           ----------------------------------------------
                                                               March 31, 1999          December 31, 1998
                                                           -------------------    -----------------------
Greater Boston                                                          98.4%                      97.0%
Greater Washington, D.C.                                                97.7%                      98.5%
Midtown Manhattan                                                       99.9%                      99.9%
Baltimore, MD                                                          100.0%                      99.8%
Richmond, VA                                                            99.1%                      98.8%
Princeton/East Brunswick, NJ                                            99.5%                      98.7%
Greater San Francisco                                                   96.5%                      98.5%
Bucks County, PA                                                       100.0%                     100.0%
                                                           -------------------    -----------------------
    Total Portfolio                                                     98.2%                      98.4%
                                                           -------------------    -----------------------
                                                           -------------------    -----------------------




                                                                         Occupancy by Type
                                                           ----------------------------------------------
                                                               March 31, 1999          December 31, 1998
                                                           -------------------    -----------------------
Class A Office Portfolio                                                98.5%                      98.8%
R&D Portfolio                                                           99.1%                      99.2%
Industrial Portfolio                                                    89.3%                      89.3%
                                                           -------------------    -----------------------
    Total Portfolio                                                     98.2%                      98.4%
                                                           -------------------    -----------------------
                                                           -------------------    -----------------------
